UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
           (Date of Earliest Event Reported): Commission File Number:

                              May 23, 2007 0-17449
                               PROCYON CORPORATION
             (Exact name of Registrant as specified in its charter)

             Colorado                             59-3280822
    (State of incorporation)        (I.R.S. Employer Identification Number)

                                 1300 S HIGHLAND
                              CLEARWATER, FL 33756
                                  727-447-2998
                         (Address of principal executive
                          offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

     On May 23, 2007, Procyon Corporation (the "Company") issued a press release announcing unaudited financial results for the quarter ended March 31, 2007. A copy of this press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference. The information in this Form 8-K (including the exhibit attached hereto) is being furnished under Item 2.02 and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01 Financial Statements and Exhibits

     (d) Exhibits.

         Exhibit No.       Description

               99.1        Press release dated May 23, 2007


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Procyon Corporation
         Date: May 23, 2007                          By: /s/ Regina W. Anderson
                                                     Regina W. Anderson,
                                                     Chief Executive Officer